SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                          May 11, 2004 (May 10, 2004)
                 ---------------------------------------------
               Date of Report (Date of earliest event reported)


                                RCN Corporation
             ----------------------------------------------------
            (Exact name of Registrant as specified in its charter)


        Delaware                 0-22825                    22-3498533
-------------------------------------------------------------------------------
      (State of            (Commission File No.)         (IRS Employer
     Incorporation)                                      Identification Number)


                              105 Carnegie Center
                           Princeton, NJ 08540-6215
  ---------------------------------------------------------------------------
         (Address of principal executive offices, including zip code)


                                (609) 734-3700
  ---------------------------------------------------------------------------
             (Registrant's telephone number, including area code)


                                Not Applicable
  ---------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

         (a)      Exhibits

                  Exhibit 99.1 RCN Corporation Press Release dated May 10,
2004.


Item 12. Results of Operations and Financial Operation.

         The following financial information is furnished pursuant to Item 12, "Results of Operation and Financial Condition."

         On May 10, 2004, RCN issued a press release announcing its financial results for the first quarter of 2004. A copy of the press release is attached to this report as Exhibit 99.1 and is hereby incorporated by reference.

         Some of the statements made by RCN in this Form 8-K (and press release) are forward-looking in nature. Actual results may differ materially from those projected in forward-looking statements as a result of a number of factors. RCN believes that the primary factors include, but are not limited to, availability of financing, ability to obtain regulatory approvals, uncertainty relating to economic conditions, ability to attract and retain qualified management and other personnel, changes in government and regulatory policies, pricing and availability of equipment, materials, inventory and programming, our ability to meet the requirements in our franchise agreements, the number of potential customers in a target market, the completion of acquisitions or divestitures, acceptance of the Company's services, development and implementation of business support systems for provisioning and billing, the availability and success of strategic alliances or relationships, ability to overcome significant operating losses, ability to reduce overhead costs, ability to develop and penetrate existing and new markets, technological developments and changes in the industry, changes in the competitive environment in which RCN operates and ability to produce sufficient cash flow. Additional information concerning these and other important factors can be found in RCN's filings with the Securities and Exchange Commission. Statements in these filings should be evaluated in light of these important factors.

         These and other risk factors are set forth in more detail in the Company's Form 10-K for 2003 which is filed with the Securities and Exchange Commission.

         The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be filed for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The filing of this Current Report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

         The information contained in this Current Report on Form 8-K is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this Current Report on Form 8-K, although we may do so from time to time as we believe warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RCN Corporation


                                         By: /s/ Deborah M. Royster
                                            ---------------------------
                                         Name:    Deborah M. Royster
                                         Title:   Senior Vice President,
                                                  General Counsel and Corporate
                                                  Secretary

Date:  May 11, 2004

                                 EXHIBIT INDEX

Exhibit
   No.

99.1     RCN Corporation Press Release dated May 10, 2004.

                                                                  Exhibit 99.1

                                                           105 Carnegie Center
                                                           Princeton, NJ 08540

Contact:
         Barak Bar-Cohen, RCN Public Relations, 609-919-8144
         Jim Downing, RCN Investor Relations, 609-734-3718


                   RCN ANNOUNCES FIRST QUARTER 2004 RESULTS

PRINCETON, NJ, May 10, 2004--RCN Corporation (Nasdaq: RCNC) today announced that revenues for the quarter ended March 31, 2004 were $121.3 million, compared to $117.6 million for the quarter ended March 31, 2003. Net loss from continuing operations was ($56.8) million, or ($0.73) per common share for the three months ended March 31, 2004, compared to ($94.7) million, or ($1.24) per common share, for the three months ended March 31, 2003.

As previously reported, the Company is negotiating with its senior secured lenders (the "Lenders"), an ad hoc committee of certain holders of its Senior Notes (the "Noteholders' Committee") and others on a consensual financial restructuring of its balance sheet. In connection with the continuing negotiations, the Company, the Lenders and the Noteholders' Committee have agreed to extend expiration of their previously announced forbearance agreements until 11:59 p.m. on May 17, 2004. No agreement on such a restructuring has yet been reached.

The Company expects that any financial restructuring will be implemented through a reorganization of the Company under Chapter 11, Title 11 of the United States Code ("Chapter 11"). The treatment of existing creditor and stockholder interests in the Company is uncertain at this time. However, the restructuring as currently contemplated will likely result in a conversion of a substantial portion of the Company's outstanding Senior Notes into equity and an extremely significant, if not complete, dilution of current equity. Accordingly, the value of the Company's securities is highly speculative. The Company urges that appropriate caution be exercised with respect to existing and future investments in any of the Company's debt obligations and/or its Common stock.

RCN filed its 2004 Form 10-Q today, Monday, May 10, 2004. Investors can access the Form 10-Q at RCN's website, http://www.rcn.com/investor/secfilings.php.


About RCN Corporation

RCN Corporation (Nasdaq: RCNC) is the nation's first and largest facilities-based competitive provider of bundled phone, cable and high speed Internet services delivered over its own fiber-optic local network to consumers in the most densely populated markets in the U.S. RCN has more than one million customer connections and provides service in the Boston, New York, Eastern Pennsylvania, Chicago, San Francisco and Los Angeles. The Company also holds a 50% LLC membership interest in Starpower, which serves the Washington, D.C. metropolitan area.

Where You Can Find More Information
RCN, as a reporting company, is subject to the informational requirements of the Exchange Act and accordingly files its annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC. You may read and copy any materials filed with the SEC at the SEC's Public Reference Room at 450 Fifth Street, NW, Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on the Public Reference Room. As an electronic filer, RCN's public filings are maintained on the SEC's Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, RCN's annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through RCN's website as soon as reasonably practicable after it has electronically filed such material with, or furnished it to, the SEC.

Forward-Looking Statement
This press release contains forward-looking statements regarding future events and future performance of the Company that involve risks and uncertainties that could materially affect actual results. This information is qualified in its entirety by cautionary statements and risk factors disclosure contained in certain of the Company's Securities and Exchange Commission filings. For a description of certain factors that could cause actual results to vary from current expectations and forward-looking statements contained in this press release, refer to documents that the Company files from time to time with the Securities and Exchange Commission.

                                      ###